SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

ACLARA BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by Aclara BioSciences, Inc.

Pursuant to Rule 14a-12

of the Securities Exchange Act of 1934

The following is a series of slides for presentations to take place at a series of meetings with investors, commencing June 2, 2004.

ViroLogic and ACLARA

Merger Presentation

Safe Harbor Statement

During the course of this presentation we will state our beliefs and make projections and other forward-looking statements regarding future events and the future financial performance of both ViroLogic and ACLARA, including statements relating to revenue growth, expectations of testing products and actions designed to continue the growth of patient testing revenue, anticipation of cash resources upon the completion of the merger, the ability of the combined companies to create a leader in molecular diagnostics for personalized medicine in oncology and infectious disease, the size of the oncology testing opportunity and the approval of new targeted therapeutics requiring individual patient testing, and the timing of completion and the likelihood of stockholder approval of the merger. We wish to caution you that such statements are just predictions and subject to risks and uncertainties and other factors that may cause actual events or results to differ materially. These risks and uncertainties include, but are not limited to: risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the merger, including approval by stockholders of the companies; the risk that the ViroLogic and ACLARA businesses will not be integrated successfully; risks related to any uncertainty surrounding the merger, and the costs related to the merger; the risks that the Companies’ products may not perform in the same manner as indicated in this discussion; whether the combined company successfully conducts clinical trials and successfully introduces new products; risks related to the commercialization of ACLARA’s eTag assay system; risks related to the implementation of ViroLogic’s distribution agreement with Quest; whether others introduce competitive products; the risk that the combined company’s products for patient testing may not continue to be accepted or that increased demand from drug development partners may not develop as anticipated; the risk that the combined company may not continue to realize anticipated benefits from its cost-cutting measures; the timing of pharmaceutical company clinical trials; whether payors will authorize reimbursement for its products; whether the FDA or any other agency will decide to regulate the combined company’s products or services; whether the combined company will encounter problems or delays in automating its processes; whether intellectual property underlying the ViroLogic’s PhenoSense technology and ACLARA’s eTag System is adequate;_the ultimate validity and enforceability of the companies’ patent applications and patents; the possible infringement of the intellectual property of others and whether licenses to third party technology will be available; and whether the combined company is able to build brand loyalty and expand revenues. We refer you to ViroLogic’s and ACLARA’s publicly filed SEC disclosure documents, including our most recently filed Forms 10-Q, for a detailed description of the risk factors affecting our businesses and other important factors that could cause our actual results to differ materially from our projections and other forward-looking statements.

Other Information

Investors and security holders are advised to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus when available and other documents filed by ViroLogic and ACLARA at the Securities and Exchange Commission’s web site at www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ViroLogic by directing such request to ViroLogic Investor Relations. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ACLARA by directing such request to ACLARA Investor Relations. ViroLogic, ACLARA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of ViroLogic and ACLARA with respect to the transactions contemplated by the merger agreement. A description of any interests that ViroLogic’s or ACLARA’s directors and executive officers have in the proposed merger will be available in the joint proxy statement/prospectus. Information regarding ViroLogic officers and directors is included in ViroLogic’s 10-K/A filed with the Securities and Exchange Commission on April 23, 2004. Information regarding ACLARA’s officers and directors is included in ACLARA’s 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from ViroLogic and ACLARA.

Compelling Combination

ViroLogic:

•	Leader in infectious disease testing

•	Commercial/operational experience & infrastructure

•	Growing revenues

•	Pharma relationships

ACLARA:

•	Proprietary eTag™ Assay System: next generation cancer dx platform

•	Financial strength

Expanded Market

Opportunity:

New cases/year

HIV: 40k

Cancer: >1M

Create Leader in Molecular Diagnostics for Personalized Medicine

Capitalize on the advent of personalized medicine in cancer	Leverage existing infrastructure	Develop new products for cancer drug development & patient testing

Capitalize on the advent of personalized medicine in cancer

The Problem & Promise

•	Targeted therapies coming from genomics revolution

•	5 approved and more coming

•	Potential breakthrough from traditional chemotherapy

•	Only work on select portion of population

•	Which patient gets treated with which drug and when

•	Not enough time or $$$ to try them all

•	Can we predict who will respond?

•	This is the promise of personalized medicine for cancer

Parallels to HIV

•	Deadly disease with limited time for drug experimentation per patient

•	Targeted drugs developed as specific patient differences became evident

•	Combination therapies (cocktail approach) emerged to treat highly heterogeneous disease

•	RESULT: disease management and longer life

•	This is personalized medicine for HIV treatment

Why ViroLogic and ACLARA

•	Cancer therapy development similar to evolution of HIV therapy

•	Heterogeneous disease

•	Targeted drugs

•	Patient specific response

•	Resistance can develop over time

•	Testing will facilitate combination therapies (cocktail approach) potential

•	Combine eTag System with successful business and technical infrastructure

•	Creation of industry powerhouse for personalized medicine

Leverage existing infrastructure

ViroLogic’s Extensive

Experience & Infrastructure

•	Product Development

•	Proven track record of product innovation

•	Operations

•	Scalable CLIA-licensed lab (high-throughput, automated, complex assays)

•	Established quality systems and customized data analysis/reporting

•	Sales and Marketing

•	Established distribution channels

•	Scientific credibility with physicians

•	Relationships with pharmaceutical companies

•	Reimbursement

•	Expertise in healthcare billing

•	Broad nationwide coverage with payors

Leading Provider of HIV Testing

A direct, quantitative measure of drug resistance in an infected patient (list price: $955)

Genotypic testing looks for genetic mutations, or changes, in HIV that may be associated with drug resistance (list price: $495)

A combination of genotypic and phenotypic tests which provides a comprehensive look at resistance (list price: $1,210)

A unique measure of viral fitness offered only by ViroLogic

HIV Business Growing

•	Continued growth of resistance testing

•	Continued growth of VLGC Market Share

•	Popularity of combination products (higher value)

•	Increased number of late stage patients

•	New product development (Tropism, Replication Capacity, Screening/monitoring assays, etc.)

•	International expansion opportunity

•	Large pipeline of new drugs in development

More Drugs in Pipeline =

More Testing Demand

•	19 HIV therapies already approved and on the market

		Status
HIV Drugs in Development:	# drugs	Ph.III	Ph.I/II	Pre-Clin.
Entry/Attachment Inhibitors	24	—	10	14
RT Inhibitors	11	—	6	5
NNRTI	17	—	5	12
Protease Inhibitors	10	2	3	5
Total:	62	2	24	36

Develop New Products for Cancer Testing

Cancer – Huge New Opportunity

•	Market:

•	1.1M new solid tumor cancer patients each year

•	700K solid tumors in lung, breast, colon, prostate

•	> 400K receive drug therapy

•	5 new targeted drugs

•	only work on ~10%-20% of patients

•	Very expensive

•	Problem:

•	Which patient gets treated with which drug?

•	Too expensive and no time to try them all

•	Can we predict who will respond?

The Problem with Targeted

Cancer Drugs

Effective on ~10-20% of patients

But we don’t know which 10%-20%

So have to treat all 10 and only help 1

Good Response	Toxicity and Cost

eTag System: Powerful Platform

for Molecular Diagnostics

•	Solution phase gene and protein assays

•	Only technique to measure protein complexes in standard formalin-fixed paraffin-embedded samples

•	Specific, sensitive and quantitative

•	Easy read-out from capillary electrophoresis

Approved Targeted Cancer Drugs

•	ALL projected to be ~$1 billion drugs

Drug	Pathway
Avastin™	VEGF
Erbitux™	EGFR
Gleevec®	BCR-ABL
Herceptin®	HER2
Iressa®	EGFR

eTag Assay Development Underway

•	Initial new product focus: EGFR pathway

•	Assays currently in use in drug development

•	CLIA patient testing format under development

•	VEGFR, IGFR, PDGFR pathway assays

•	Leverage multiple overlaps in pathways

•	Build understanding of pathway networks

•	Develop data on resistance mechanisms over time

•	Ongoing discussions for Pharma collaborations

eTag Measures Key Drug Targets

Multiple Potential Revenue Streams

ViroLogic: Partner of Choice

ACLARA: Partners & Customers

Herceptin: Value of Prognostic Indicators

Phase III Trial Outcome for Herceptin with and without Test

	With Test (actual)	Without Test (calc)
Patient Number	470	2200
Response Rate	50%	10%
Yrs Followup	1.6	10
P Value	0.05	0.05
Result	Expedited Approval	Not Approvable

Art Levinson, Genentech CEO, Laguna Nigel Meeting, October 13, 2003

Personalized Medicine

Benefits All Stakeholders

•	Critically ill patients

•	Treat with the most effective drugs sooner

•	Physicians

•	Assist in guiding improved patient care

•	Pharmaceutical companies

•	Faster/broader acceptance for targeted therapies

•	More effective drugs with better economics

•	Payors

•	Pay for the most effective treatment

Reaffirming Revenue Growth

Virologic revenues, without ACLARA

(’99-’03 CAGR >130%)

Management

Bill Young	Chairman and CEO	ViroLogic, COO Genentech, Lilly

Mike Bates	VP, Clinical Research	ViroLogic, Roche, Fred Hutchinson Cancer Research Center

Tien Bui	VP, Sales & Marketing	VIroLogic, Dupont Pharmaceuticals

Mike Dunn	CBO	ACLARA, Aurora

Kathy Hibbs	General Counsel	ViroLogic, Varian

Ken Hitchner	VP, Pharma Collaborations	Virologic, Gilead, Genentech

Alfred Merriweather	CFO	ACLARA, Citadon, Symphonix

Chris Petropoulos	VP R&D and CSO, Virology	ViroLogic, Genentech, NCI

Sharat Singh	CTO, Oncology	ACLARA, Syntex/Syva

Jeannette Whitcomb	VP, Operations	ViroLogic, NCI

Deal Terms

Each share of ACLARA (ACLA) =

1.7 shares of ViroLogic (VLGC) + 1.7 contingent value rights (CVR)

Each CVR =

$0.00-$0.50 cash/CVR in 12 months depending on VLGC share price

VLGC Share Price:	$2.40	$2.90
CVR Value:	$0.50	$0.00

New Company At Epicenter

Better Patient Support

Healthcare Cost Containment

Clinical Trial Efficacy

Need for Personalized Medicine

New TargetedDrugs

Growth of Cancer & HIV Patients

Resistance Management

Increase Drug Efficacy

Additional Information

ViroLogic, Inc. intends to file with the Securities and Exchange Commission a registration statement on Form S-4 that will include a joint proxy statement/prospectus of ViroLogic and ACLARA and other relevant documents in connection with the proposed transaction. Investors and security holders are advised to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available, because it will contain important information. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus, when available, and other documents filed by ViroLogic and ACLARA at the Securities and Exchange Commission’s web site at www.sec.gov. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ViroLogic by directing such request to ViroLogic, Inc., 345 Oyster Point Blvd; South San Francisco, California 94080, Attention: Investor Relations. The joint proxy statement/prospectus and such other documents may also be obtained, when available, from ACLARA by directing such request to ACLARA BioSciences, Inc., 1288 Pear Avenue, California 94043, Attention: Investor Relations. ViroLogic, ACLARA and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from stockholders of ViroLogic and ACLARA with respect to the transactions contemplated by the merger agreement. A description of any interests that ViroLogic’s or ACLARA’s directors and executive officers have in the proposed merger will be available in the joint proxy statement/prospectus. Information regarding ViroLogic officers and directors is included in ViroLogic’s 10-K/A filed with the Securities and Exchange Commission on April 23, 2004. Information regarding ACLARA’s officers and directors is included in ACLARA’s 10-K/A filed with the Securities and Exchange Commission on April 29, 2004. These materials are available free of charge at the Securities and Exchange Commission’s web site at http://www.sec.gov and from ViroLogic and ACLARA.

Forward Looking Statements

Certain statements in this document are forward-looking, including statements relating to revenue growth, expectations of testing products and actions designed to continue the growth of patient testing revenue, anticipation of cash resources upon the completion of the merger, the ability of the combined companies to create a leader in molecular diagnostics for personalized medicine in oncology and infectious disease, the size of the oncology testing opportunity and the approval of new targeted therapeutics requiring individual patient testing, and the timing of completion and the likelihood of stockholder approval of the merger. These forward-looking statements are subject to risks and uncertainties and other factors, which may cause actual results to differ materially from the anticipated results or other expectations expressed in such forward-looking statements. These risks and uncertainties include, but are not limited to: risks related to the inability to obtain, or meet conditions imposed for, governmental and other approvals of the merger, including approval by stockholders of the companies; the risk that the ViroLogic and ACLARA businesses will not be integrated successfully; risks related to any uncertainty surrounding the merger, and the costs related to the merger; the risks that the Companies’ products may not perform in the same manner as indicated in this press release; whether the combined company successfully conducts clinical trials and successfully introduces new products; risks related to the commercialization of ACLARA’s eTag assay system; risks related to the implementation of ViroLogic’s distribution agreement with Quest; whether others introduce competitive products; the risk that the combined company’s products for patient testing may not continue to be accepted or that increased demand from drug development partners may not develop as anticipated; the risk that gross margins may not increase as expected; the risk that the combined company may not continue to realize anticipated benefits from its cost-cutting measures; the timing of pharmaceutical company clinical trials; whether payors will authorize reimbursement for its products; whether the FDA or any other agency will decide to regulate the combined company’s products or services; whether the combined company will encounter problems or delays in automating its processes; whether intellectual property underlying ViroLogic’s PhenoSense technology and ACLARA’s eTag System is adequate; the ultimate validity and enforceability of the companies’ patent applications and patents; the possible infringement of the intellectual property of others and whether licenses to third party technology will be available; and whether the combined company is able to build brand loyalty and expand revenues. For a discussion of other factors that may cause ViroLogic’s and ACLARA’s actual events to differ from those projected, please refer to each Company’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q, as well as other subsequent filings with the Securities and Exchange Commission.

# # #